Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of EVO Transportation & Energy Services, Inc. (the “Company”) for the fiscal quarter ended March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Bayles, as the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

EVO TRANSPORTATION & ENERGY SERVICES, INC.

Date: January 30, 2023	By:	/s/ Michael Bayles
Michael Bayles
Chief Executive Officer
Principal Executive Officer